AMENDMENT NO. 3
TO
ASSET PURCHASE AGREEMENT

AMENDMENT NO. 3, DATED AUGUST 9, 2007 (“AMENDMENT NO. 3”), to the Asset Purchase Agreement (“Purchase Agreement”), dated June 1, 2007, as amended by that certain Amendment No. 1, dated July 9, 2007 and as further amended by that certain Amendment No. 2, dated August 2, 2007, is entered into by and among Solomon Technologies, Inc., a Delaware corporation (“Buyer”) by itself and through its wholly-owned subsidiary Del-Inc Acquisition LLC, a Delaware limited liability company (“Acquisition Sub”; together with Buyer, the “Buyers”), Deltron, Inc., a Pennsylvania corporation (“Seller”), Corporacion Delinc S.A. de CV, a Reynosa, Tamaulipas, Mexico corporation (“Subsidiary”), Aaron Anton, a resident of the Commonwealth of Pennsylvania (“Anton”), acting individually and as agent for the other shareholders listed in Part 3.3 of the Purchase Agreement (“Other Shareholders”; together with Anton, collectively, “Shareholders”).

The parties to the Purchase Agreement have determined to extend the Closing Date and the date upon which the Purchase Agreement may be terminated.

Capitalized terms not defined herein have the meanings assigned to those terms in the Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1. Amendment. The Purchase Agreement is hereby amended as follows:

A. Section 2.6. The “Closing Date” of August 6, 2007 is deleted and replaced with the date August 14, 2007.

B. Section 9.1. Reference to the date August 10, 2007 in Section 9.1 is hereby deleted and replaced with the date, August 16, 2007.

2. Affirmation. Except as expressly modified hereby, all terms and conditions of the Purchase Agreement and any ancillary documents attached as exhibits to the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties signatory thereto.

3. Execution. This Amendment No. 3 may be executed in any number of counterparts, each of which when so executed and delivered, whether by hand, electronic mail or facsimile, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the day and year first above written.

Buyer:		Seller:

SOLOMON TECHNOLOGIES, INC:		DELTRON, INC.:

By:		By:	John Zampetti
Its:		Its:	Vice President

Acquisition Sub:		Subsidiary:

DEL-INC ACQUISITION LLC:		CORPORACION DELINC S.A. DE CV:

By:	Solomon Technologies, Inc.,
Its Sole Member

By:		By:	John Zampetti
Its:		Its:	Sole Administrator

Shareholders:

By:	Aaron Anton, individually and as agent on
behalf of the Other Shareholders

	By:	Leslie Clifton, as duly appointed Co-Executor of Anton’s Estate

	By:	Aimee Howley, as duly appointed Co-Executor of Anton’s Estate by Samuel E. Dennis, under Proxy dated August 10, 2007

	By:	Samuel E. Dennis, as duly appointed Co-Executor of Anton’s Estate

AMENDMENT NO. 4
TO
ASSET PURCHASE AGREEMENT

AMENDMENT NO. 3, DATED AUGUST 9, 2007 (“AMENDMENT NO. 4”), to the Asset Purchase Agreement (“Purchase Agreement”), dated June 1, 2007, as amended by that certain Amendment No. 1, dated July 9, 2007 and as further amended by that certain Amendment No. 2, dated August 2, 2007 and as further amended by that certain Amendment No. 3, dated August 9, 2007, is entered into by and among Solomon Technologies, Inc., a Delaware corporation (“Buyer”) by itself and through its wholly-owned subsidiary Del-Inc Acquisition LLC, a Delaware limited liability company (“Acquisition Sub”; together with Buyer, the “Buyers”), Deltron, Inc., a Pennsylvania corporation (“Seller”), Corporacion Delinc S.A. de CV, a Reynosa, Tamaulipas, Mexico corporation (“Subsidiary”), Aaron Anton, a resident of the Commonwealth of Pennsylvania (“Anton”), acting individually and as agent for the other shareholders listed in Part 3.3 of the Purchase Agreement (“Other Shareholders”; together with Anton, collectively, “Shareholders”).

The parties to the Purchase Agreement have determined to extend the Closing Date and the date upon which the Purchase Agreement may be terminated.

Capitalized terms not defined herein have the meanings assigned to those terms in the Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1. Amendment. The Purchase Agreement is hereby amended as follows:

A. Section 2.6. The “Closing Date” of August 14, 2007 is deleted and replaced with the date August 21, 2007.

B. Section 9.1. Reference to the date August 16, 2007 in Section 9.1 is hereby deleted and replaced with the date, August 24, 2007.

2. Affirmation. Except as expressly modified hereby, all terms and conditions of the Purchase Agreement and any ancillary documents attached as exhibits to the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties signatory thereto.

3. Execution. This Amendment No. 3 may be executed in any number of counterparts, each of which when so executed and delivered, whether by hand, electronic mail or facsimile, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the day and year first above written.

Buyer:		Seller:

SOLOMON TECHNOLOGIES, INC:		DELTRON, INC.:

By:		By:	John Zampetti
Its:		Its:	Vice President

Acquisition Sub:		Subsidiary:

DEL-INC ACQUISITION LLC:		CORPORACION DELINC S.A. DE CV:

By:	Solomon Technologies, Inc.,
Its Sole Member

By:		By:	John Zampetti
Its:		Its:	Sole Administrator

Shareholders:

By:	Aaron Anton, individually and as agent on
behalf of the Other Shareholders

	By:	Leslie Clifton, as duly appointed Co-Executor of Anton’s Estate

	By:	Aimee Howley, as duly appointed Co-Executor of Anton’s Estate

	By:	Samuel E. Dennis, as duly appointed Co-Executor of Anton’s Estate

AMENDMENT NO. 5
TO
ASSET PURCHASE AGREEMENT

AMENDMENT NO. 5, DATED AUGUST 24, 2007 (“AMENDMENT NO. 5”), to the Asset Purchase Agreement (“Purchase Agreement”), dated June 1, 2007, as amended by that certain Amendment No. 1, dated July 9, 2007 and as further amended by that certain Amendment No. 2, dated August 2, 2007 and as further amended by that certain Amendment No. 3, dated August 9, 2007, and as further amended by that certain Amendment No. 4, dated August 9, 2007, is entered into by and among Solomon Technologies, Inc., a Delaware corporation (“Buyer”) by itself and through its wholly-owned subsidiary Del-Inc Acquisition LLC, a Delaware limited liability company (“Acquisition Sub”; together with Buyer, the “Buyers”), Deltron, Inc., a Pennsylvania corporation (“Seller”), Corporacion Delinc S.A. de CV, a Reynosa, Tamaulipas, Mexico corporation (“Subsidiary”), Aaron Anton, a resident of the Commonwealth of Pennsylvania (“Anton”), acting individually and as agent for the other shareholders listed in Part 3.3 of the Purchase Agreement (“Other Shareholders”; together with Anton, collectively, “Shareholders”).

The parties to the Purchase Agreement have determined to extend the Closing Date and the date upon which the Purchase Agreement may be terminated.

Capitalized terms not defined herein have the meanings assigned to those terms in the Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1. Amendment. The Purchase Agreement is hereby amended as follows:

A. Section 2.6. The “Closing Date” of August 21, 2007 is deleted and replaced with the date August 31, 2007.

B. Section 9.1. Reference to the date August 24, 2007 in Section 9.1 is hereby deleted and replaced with the date, August 31, 2007.

2. Affirmation. Except as expressly modified hereby, all terms and conditions of the Purchase Agreement and any ancillary documents attached as exhibits to the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties signatory thereto.

3. Execution. This Amendment No. 5 may be executed in any number of counterparts, each of which when so executed and delivered, whether by hand, electronic mail or facsimile, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

{Signature Page Follows}\

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the day and year first above written.

Buyer:		Seller:

SOLOMON TECHNOLOGIES, INC:		DELTRON, INC.:

By:		By:	John Zampetti
Its:		Its:	Vice President

Acquisition Sub:		Subsidiary:

DEL-INC ACQUISITION LLC:		CORPORACION DELINC S.A. DE CV:

By:	Solomon Technologies, Inc.,
Its Sole Member

By:		By:	John Zampetti
Its:		Its:	Sole Administrator

Shareholders:

By:	Aaron Anton, individually and as agent on
behalf of the Other Shareholders

	By:	Leslie Clifton, as duly appointed Co-Executor of Anton’s Estate

	By:	Aimee Howley, as duly appointed Co-Executor of Anton’s Estate

	By:	Samuel E. Dennis, as duly appointed Co-Executor of Anton’s Estate

Execution Copy

AMENDMENT NO. 6
TO
ASSET PURCHASE AGREEMENT

Amendment No. 6, dated August __, 2007 (“AMENDMENT NO. 6”), to the Asset Purchase Agreement (“Purchase Agreement”), dated June 1, 2007, as amended by that certain Amendment No. 1, dated July 9, 2007, as further amended by that certain Amendment No. 2, dated August 2, 2007, as further amended by that certain Amendment No. 3, dated August 9, 2007, as further amended by that certain Amendment No. 4, dated August 16, 2007 and as further amended by that certain Amendment No. 5, dated August 24, 2007, is by and among Solomon Technologies, Inc., a Delaware corporation (“Buyer”), by itself and through its wholly-owned subsidiary Del-Inc Acquisition LLC, a Delaware limited liability company (“Acquisition Sub”; together with Buyer, the “Buyers”), Deltron, Inc., a Pennsylvania corporation (“Seller”), Corporación Delinc, S.A. de C.V., a Reynosa, Tamaulipas, Mexico corporation (“Subsidiary”), Aaron Anton, a resident of the Commonwealth of Pennsylvania (“Anton”), acting individually and as agent for the other shareholders listed in Part 3.3 of the Purchase Agreement (“Other Shareholders”; together with Anton, collectively, “Shareholders”).

The parties to the Purchase Agreement have determined to amend the Purchase Agreement as set forth below.

Capitalized terms not defined herein have the meanings assigned those terms in the Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1. Amendment. The Purchase Agreement is hereby amended as follows:

A. The parties acknowledge and agree that the correct name of Subsidiary is: Corporación Delinc, S.A. de C.V.

   B. Section 2.3(a) Purchase Price for Seller’s Assets and Subsidiary Stock. Section 2.3(a) is hereby deleted in its entirety and replaced with the following:

“(a)
Purchase Price for Seller’s Assets and Subsidiary Stock. The consideration for the Assets and the Subsidiary Stock (the “Purchase Price”) will be: (i) One Million Five Hundred Eight Thousand Dollars ($1,508,000) for Seller’s Assets (excluding the Subsidiary Stock), (ii) plus Six Hundred Thousand Dollars ($600,000) for the Subsidiary Stock, (iii) plus the Earn-Out Payment, if any, and (iv) the assumption of the Assumed Liabilities.”

C. Section 2.3(b) Adjustment to Purchase Price. Section 2.3(b) is hereby deleted in its entirety.

D. Section 2.3(c) Payment of Purchase Price. Section 2.3(c)(i) is hereby deleted in its entirety and replaced with the following:

“(i)	delivery by Acquisition Sub of One Million One Hundred Eight Thousand Dollars ($1,108,000) (the “Cash Payment”) paid to Seller by wire transfer of immediately available funds;”

E. Section 2.3(d) Payment of Adjustment Amount. Section 2.3(d) is hereby deleted in its entirety.

F. Section 2.4(a) Assumed Liabilities. Section 2.4(a) is deleted in its entirety and replaced with the following:

“2.4(a)	Assumed Liabilities. On the Closing Date, Acquisition Sub shall assume and agree to discharge only the following Liabilities of Seller (collectively, the “Assumed Liabilities”):

(i)	the trade accounts payable of Seller listed on Part 2.4(a)(i), as amended;

(ii)	the accrued Commissions set forth on Annex 3.4(b)-1 (if and to the extent they become payable in accordance with Seller’s applicable Seller Contracts assigned to Acquisition Sub); and

(iii)	Seller’s accrued warranty obligations to certain customers having a cost of approximately $24,000.”

G. Section 2.5. Allocation. The phrase “On or before the Closing” appearing in the first sentence of Section 2.5 is deleted and replaced with the phrase “Within ninety (90) days after the Closing Date”; also, the reference to forty-five (45) days in the third sentence of Section 2.5 is deleted and replaced with a reference to ninety (90) days.

H. Section 2.7(a)(v) and 2.7(b)(iii) Delivery of Consulting Agreement. Section 2.7(a)(v) and 2.7(b)(iii) are each deleted in their entirety and all references to the Consulting Agreement and any obligations of the parties to enter into the Consulting Agreement are hereby deleted and null and void ab initio.

I. Section 2.7(a)(xv) Delivery of Subsidiary Stock. Section 2.7(a)(xv) is hereby deleted in its entirety and replaced with the following:

“(xv)
certificates representing the shares of: (A) Anton’s Subsidiary Stock, duly endorsed (or accompanied by duly executed stock powers) for transfer to Buyer; and (B) Seller’s Subsidiary Stock, duly endorsed (or accompanied by duly executed stock powers) for transfer to Acquisition Sub;”

J. Section 2.7(a)(xxiii) Delivery of Earn-Out Agreement. Section 2.7(a)(xxiii) is hereby renumbered “(xxiv)” and the following is hereby inserted as new Section 2.7(a)(xxiii):

“(xxiii)	an Earn-Out Agreement on terms mutually acceptable to Buyers and Seller; and”

K. Section 2.7(b)(xiv) Delivery of Earn-Out Agreement. Section 2.7(b)(xiv) is hereby renumbered “(xv)” and the following is hereby inserted as new Section 2.7(b)(xiv):

“(xiv)	an Earn-Out Agreement on terms mutually acceptable to Buyers and Seller; and”

L. Section 3.3(b). Capitalization. The first sentence of Section 3.3(b) is deleted in its entirety and replaced with the following:

“As of the date of this Agreement, an aggregate of one thousand (1,000) shares of common stock, no par value, of Subsidiary are issued and outstanding, all of which are owned by Seller and Anton as listed on Part 3.3(b).”

M.  Section 10.1(b). Employees. Notwithstanding the terms of Section 10.1(b) of the Purchase Agreement, the parties agree that Seller may engage the following Active Employees for the following purposes:

(i)	Lynda Newsome in connection with the preparation of tax forms and payroll processing until the completion of the current tax year and the filing of tax forms related thereto;

(ii)	John Zampetti in connection with the winding up the business and affairs of Seller; and

(iii)	Aaron Dean and Virginia Pugilese for any purpose whatsoever.

N. Section 10.14. Subsidiary Loan Payable. Section 10.14 is deleted in its entirety and replaced with the following:

“10.14 Subsidiary Loan Payable. Seller’s Balance Sheet states that Subsidiary is indebted to Seller in the amount of $2,424,457.00 (the “Subsidiary Loan Payable”). Seller and Subsidiary represent and warrant to Buyers that the Subsidiary Loan Payable resulted from net intercompany bookkeeping entries reflecting: (i) the advance of funds for operational purposes from Seller to Subsidiary, and (ii) the cost of goods and services charged by Subsidiary to Seller. Seller and Subsidiary further represent and warrant to Buyers that these intercompany bookkeeping entries were not used for U.S. federal or state or Mexican income tax purposes and, that, in fact, because the laws and regulations governing maquiladora companies such as Subsidiary require that those companies earn a certain profit for tax purposes, Subsidiary is not indebted to Seller. As of the Closing Date, Subsidiary and Seller represent and warrant that they have made appropriate adjustments to their bookkeeping records and financial statements to eliminate the Subsidiary Loan Payable and to bring their internal bookkeeping records and financial statements into alignment with their income tax bookkeeping records. Seller and Subsidiary acknowledge and agree that Subsidiary shall have no liability for the Subsidiary Loan Payable. Seller and Subsidiary represent and warrant to Buyers and agree with Buyers that such adjustments to their bookkeeping records, and such elimination of the Subsidiary Loan Payable, will not result in any tax liabilities with respect to the satisfaction of such debt or otherwise. As evidence of satisfaction of the Subsidiary Loan Payable, Seller and Subsidiary have delivered to Buyers the July 2007 Balance Sheet (defined below) and the Accountant Letter (defined below).”

O. Section 11.1. Survival. Section 11.1 is hereby deleted in its entirety and replaced with the following:

11.1 Survival. All representations, warranties, covenants and obligations contained in this Agreement, the Disclosure Letter, the supplements to the Disclosure Letter, the certificates delivered pursuant to Section 2.7 and any other certificate or document delivered pursuant to this Agreement shall survive the Closing and the consummation of the Contemplated Transactions for a period of one (1) year after the Closing Date; provided, however, that neither the representations and warranties of Seller, Subsidiary and Anton set forth in Sections 3.4, 3.5, 3.6, 3.10(b), 3.11 and 3.12 nor any equivalent representations or warranties contained in the certificates delivered pursuant to Section 2.7 or any other certificate or document delivered pursuant to this Agreement (“Financial Representations”) shall survive the Closing; and provided, further, that neither the representations and warranties of Seller, Subsidiary and Anton set forth in Sections 3.13, 3.15 and 3.19 nor any equivalent representations or warranties contained in the certificates delivered pursuant to Section 2.7 or any other certificate or document delivered pursuant to this Agreement (“Other Representations”) shall survive the Closing to the extent that they relate to the financial condition of Seller and/or Subsidiary and/or the quality and/or condition of any or all of the Assets; however, to the extent that the Other Representations may not relate to the financial condition of Seller and/or Subsidiary and/or the quality and/or condition of any or all of the Assets or may relate to other matters of Seller or Subsidiary and otherwise constitute a breach of the Other Representations, then they shall survive for one (1) year following the Closing Date).

By way of explanation and not in limitation of the foregoing, the parties agree that, if any event or circumstance would have been a breach or violation of any of the Financial Representations, such event or circumstance shall not be a violation of the Other Representations, unless such event or circumstance would otherwise violate the Other Representations or any other representations, warranties or covenants in the Agreement.

The right to indemnification, reimbursement or other remedy based upon any such representations, warranties, covenants and obligations that survive the Closing shall not be affected by any investigation (including any environmental investigation or assessment) conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations.

P. Section 11.2. Indemnification and Reimbursement by Seller and Anton.  Section 11.2 is amended by adding the following as a new subsection (k) therein:

“(k)	any challenge to the enforceability of the Purchase Agreement relating to the execution thereof by Anton.”

Q. Section 12.3. Notices.  The address for Seller and the Shareholders set forth in Section 12.3 is deleted and replaced with the following:

Anton Holding Corp.
147 Gleneagles Drive
Blue Bell, PA 19422
Attention: John Zampetti, Vice President

   R. Shareholder Signatures. The parties acknowledge that the identities of the Shareholders as they appear in the signature lines of the Purchase Agreement were, in part, incorrect, and that the correct identities of the Shareholders are as set forth in Part 3.3 of the Disclosure Schedules, as amended hereby. The parties hereby ratify and confirm the execution of the Purchase Agreement as if the correct identities of the Shareholders had been set forth thereon and the Purchase Agreement had been correctly signed by such Shareholders.

   S.  Exhibit 2.7(a)(xiii). The Lease attached as Exhibit 2.7(a)(xiii) is hereby deleted in its entirety and replaced with the Lease attached hereto as Exhibit A.

T. Annex 1.1 Definitions. Annex 1.1 is hereby amended by adding the following definitions:

i.	“Accountant Letter” - as defined in Part 3.4(a).

ii.	“Earn-Out Agreement” - that certain Earn-Out Agreement dated the Closing Date by and between Seller, Buyer and Acquisition Sub.

iii.	“Earn-Out Payment” - as defined in the Earn-Out Agreement.

iv.	“July 2007 Balance Sheet” - as defined in Part 3.4(a).

U. Disclosure Schedules. The Disclosure Schedules to the Purchase Agreement are hereby amended as follows:

i.
Part 2.4(a)(i). Accounts Payable. The Accounts Payable attached as Annex 2.4(a)(i)-1 is hereby deleted in its entirety and replaced with the Accounts Payable spreadsheets, as of the Closing Date, attached hereto as Exhibit B-1, the Unvouchered Receipts Report spreadsheet, as of the Closing Date, attached hereto as Exhibit B-2, and the OPEN Purchase Order by Vendor Number Report spreadsheet, as of the Closing Date, attached hereto as Exhibit B-3.

ii.	Part 3.3. Shareholders. The List of Shareholders attached as Part 3.3 is hereby deleted in its entirety and replaced with the List of Shareholders attached hereto as Exhibit C.

iii.	Part 3.4(a) Financial Statements. Part 3.4(a) is amended by adding the following financial statements to such Part and thereby including them in the definition of “Financial Statements”:

“1A.	Consolidated Balance Sheet, Consolidated Statement of Cash Flows, and Consolidated Statements of Income, each dated as of July 31, 2007 (collectively, the “July 2007 Balance Sheet”).

11.
Letter dated August 1, 2007 addressed to Buyer’s Mexico Counsel, Licenciado Sergio Yarritu, and signed by Subsidiary and Subsidiary’s outside accountants and attaching a balance sheet of Subsidiary dated July 31, 2007 (the “Accountant Letter”)”.

iv.
Annex 3.4(b). Commissions. The Commissions listed on Annex 3.4(b)-1 are hereby deleted in their entirety and replaced with the Commissions report spreadsheet, as of the Closing Date, attached hereto as Exhibit D.

vi.
Part 3.11. Accounts Receivable.  The Accounts Receivable, including OPEN Purchase Order by Vendor Number Report attached as Annex 3.11-1 is hereby deleted in its entirety and replaced with the Accounts Receivable Report spreadsheet, as of the Closing Date, attached hereto as Exhibit E-1, and the Backlog Report of Open Orders by Customer spreadsheet, as of the Closing Date, attached hereto as Exhibit E-2.

vii.	Part 3.13 No Undisclosed Liabilities. Part 3.13 is hereby deleted in its entirety and replaced with the Part 3.13 attached hereto as Exhibit F.

viii.	Part 3.15 No Material Adverse Change. Part 3.15 is hereby deleted in its entirety and replaced with the Part 3.15 attached hereto as Exhibit G.

ix.	Part 3.17(c). Certifications. The date reference to March 31, 2007 in each of subparagraphs 1 and 2 of Part 3.17(c) is hereby deleted and replaced with “as of the Closing Date”.

x.	Part 3.19 Absence of Certain Changes and Events. Part 3.19 is hereby deleted in its entirety and replaced with the Part 3.19 attached hereto as Exhibit H.

xi.	Part 3.20. Contracts. Part 3.20(a) of the Disclosure Letter is amended as follows:

(1).	The following additional contracts are added to Part 3.20(a):

†	83.
Order, dated as of June 26, 2007, issued by Glovia International to Seller, accepted by Seller as of June 27, 2007, together with the accompanying Purchase Order, dated June 28, 2007, issued by Seller to Glovia International, LLC.

†	84.	Order, dated as of June 27, 2007, issued by Glovia Services, Inc. to Seller, accepted by Seller as of June 28, 2007.

	85	Contract for Power Division Sales Representation, unsigned, by and between Seller and M-Rep, Inc., relating to the sale of Seller’s products in Arkansas, Louisiana, Oklahoma and Texas.

(2).	The Contract listed as No. 10 (Contract for Power Division Sales Representation, dated July 15, 2004, by and between Seller and Tesco Inc.) is deleted.

(3).
The † in the left margin of the Contracts listed as Nos. 41 (Mutual Non-Disclosure Agreement, dated March 25, 2004, by and between Seller and Nuera Communications, Inc.), 67 (MDIS Chess Concurrent Device Software License Agreement, dated June 6, 1997, and various agreements relating thereto, by and between Seller and McDonnell Information Systems, Incorporated (MDIS)) and 68 of Part 3.20(a) (Terms and Conditions/Universal Sales & License Agreement, undated, by and between Seller and CTR Payroll Services, Inc., relating to the acquisition of payroll and human resources software) are deleted.

(4).	The open purchase orders listed on Annex 3.20(a)-79 are hereby deleted in their entirety and replaced with the open purchase orders, as of the Closing Date, listed on the attached Exhibit I.

2. Affirmation. Except as expressly modified hereby, all terms and conditions of the Purchase Agreement and any ancillary documents attached as exhibits to the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties signatory thereto.

3. Execution. This Amendment No. 4 may be executed in any number of counterparts, each of which when so executed and delivered, whether by hand, electronic mail or facsimile, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 6 on the day and year first above written.

Buyer:		Seller:

SOLOMON TECHNOLOGIES, INC:		DELTRON, INC.:

By:	Gary Brandt	By:	John Zampetti
Its:	Chief Executive Officer	Its:	Vice President

Acquisition Sub:		Subsidiary:

DEL-INC ACQUISITION LLC:		CORPORACION DELINC S.A. DE C.V.:

By:	Gary Brandt	By:	John Zampetti
Its:	President & Secretary	Its:	Sole Administrator

Shareholders:

By:	Aaron Anton, individually and as agent on
behalf of the Other Shareholders

	By:	Leslie Clifton, as duly appointed Co-Executor of Anton’s Estate

	By:	Aimee Howley, as duly appointed Co-Executor of Anton’s Estate

	By:	Samuel E. Dennis, as duly appointed Co-Executor of Anton’s Estate

EXHIBIT C

PART 3.3

List of Shareholders

(a)  The following is a list of all of the shareholders of Seller:

Shareholder	Shares Owned	% Owned

Aaron Anton	607,860	54.9%

Leslie Anton Clifton	171,635	15.4%

Leslie Anton Clifton, as Custodian for Glenna Clifton	5,600	0.5%

Leslie Anton Clifton, as Custodian for James Clifton	8,600	0.8%

Leslie Clifton, Trustee for Glenna Clifton U/D/T dated 5/30/91	23,374	2.1%

Leslie Clifton, Trustee for Glenna Clifton U/D/T dated 5/30/91	23,374	2.1%

Aimee Anton Howley	163,035	14.7%

Aimee Anton Howley, as Custodian for Caitlin Howley	8,600	0.8%

Aimee Anton Howley, as Custodian for Eben Howley	8,600	0.8%

Aimee Anton Howley, as Custodian for Marged Howley	8,600	0.8%

Aimee Anton Howley, Trustee for Caitlin Howley U/D/T dated 5/30/91	23,374	2.1%

Aimee Anton Howley, Trustee for Eben Howley U/D/T dated 5/30/91	23,374	2.1%

Aimee Anton Howley, Trustee for Marged Howley U/D/T dated 5/30/91	23,374	2.1%

Craig Howley	8,600	0.8%

TOTALS:	1,108,000	100.0%

(b)  The following is a list of all of the shareholders of Subsidiary:

Shareholder	Shares Owned	% Owned

Aaron Anton	1	0.1%

Deltron, Inc.	999	99.9%

TOTALS:	1,000	100.0%

EXHIBIT F

Part 3.13

(No Undisclosed Liabilities)

1.
As of the Closing Date, Seller and Subsidiary may have accrued but understated and unpaid payroll taxes (state and federal) and sales and use taxes that they have incurred in the ordinary course of business.

2.
Seller’s employees may perform services in a number of states in which Seller is not qualified to do business. Seller does not have employees based or located in any state other than Pennsylvania, but Seller’s employees make sales calls on customers and potential customers in a large number of other states. Although Seller is not aware of any requirement that it qualify to do business in any of such states as a result of such activities, it is possible that Seller has violated one or more state laws by not so qualifying and/or by not paying taxes to such state(s).

3.	See the Legal Proceedings listed on Part 3.18 to the Agreement.

4.	See the Tax matters listed on Part 3.14(a) to the Agreement.

5.
Seller’s Financial Statements may not have been prepared in accordance with GAAP. As a result, the liabilities of Seller may be understated on its Financial Statements. These liabilities include but are not limited to: (a) Accounts Payable; (b) accrued liabilities; (c) Seller’s accrual for warranty repairs; and (d) Seller’s accrual for vacation expense.

EXHIBIT G

Part 3.15

(Material Adverse Change)

1.	See the memorandum, dated January 30, 2007, from Jack Phillips to John Zampetti, regarding changes in Seller’s sales representatives.

2.	On January 24, 2007, Subsidiary entered into a new contract with Sindacato Industrial de Trabajadores en Plantas Maquiladoras de Reynosa, TAM, relating to the employees at the Real Property.

3.
On January 31, 2007, Frank Izzi, Deltron’s National Sales Manager, resigned from Deltron, effective as of February 9, 2007. Mr. Izzi has since accepted employment with a competitor of Seller, HiTek Power Ltd.

4.	As of December 31, 2006, Seller wrote off the account receivable owed by Aspect Systems Inc., in the amount of $2,322.70, as a bad debt.

5.
Seller continues to face heightened competition from foreign manufacturers, in China and elsewhere, many of which are capable of producing comparable goods at prices lower than those offered by Seller. Although this situation has resulted in consistently lower sales for Seller over time, Seller is not aware of any specific facts that have aggravated or accelerated this situation.

6.
On June 27, 2007, Seller accepted an Order, dated June 26, 2007, issued by Glovia International to Seller, together with an accompanying Purchase Order, dated June 28, 2007, issued by Seller to Glovia International, LLC.

7.	On June 28, 2007, Seller accepted an Order, dated as of June 27, 2007, issued by Glovia Services, Inc. to Seller.

8
Seller’s Financial Statements may not have been prepared in accordance with GAAP. As a result, various liabilities of Seller may be understated on its Financial Statements. These liabilities include without limitation: (a) Accounts Payable; (b) accrued liabilities; (c) Seller’s accrual for warranty repairs; and (d) Seller’s accrual for vacation expense. In addition, Seller’s Accounts Receivable and Inventory may be overstated. This, in turn, may mean that a significant portion of Seller’s Inventory is obsolete, excessive and/or unreasonable in composition or quantity relative to the present operational and financial circumstances of Seller and Subsidiary.

9.
Since the date of the Balance Sheet, Seller and Subsidiary may not have conducted their business in the Ordinary Course of Business. Rather, Seller and Subsidiary have arguably conducted their business in a manner more akin to a business in “survival mode” since the death of Aaron Anton on July 12, 2007. Since the date of the Balance Sheet, Seller may have suffered a diminished attention to its Business as a result of the declining health of Aaron Anton. While Seller and Subsidiary are unaware of any specific facts or circumstances of employee discontent, such activities may have caused Seller to suffer a loss of focus and a decline in employee morale. Notwithstanding the foregoing (and except as otherwise disclosed herein), neither Seller nor Subsidiary are aware of any specific facts or circumstances relating to the business, operations, prospects, customer relations, assets or results in operations or condition (financial or otherwise) of Seller or Subsidiary that may have aggravated Seller’s or Subsidiary’s overall performance.

10.	Seller’s internal projections for sales during calendar year 2007 have been reduced from approximately $4,850,000 at the beginning of 2007, to just over $4,400,000 as of July 31, 2007.

11.
As of July 31, 2007, approximately forty-three percent (43%) of Seller’s sales of products were concentrated in a single customer, namely, Scientific Atlanta. In contrast, this customer accounted for approximately sixteen percent (16%) of Seller’s sales in calendar year 2006.

12.
As of July 31, 2007, Seller’s net outstanding Accounts Receivable were down to approximately $429,000, which represents a forty-one percent (41%) reduction in Seller’s net outstanding Accounts Receivable as of July 31, 2006.

13.
Although Seller has not received specific written or oral statements from any customers of their intention to discontinue or change the terms of their relationships with Seller (and Seller is not aware of any specific facts or circumstances that would otherwise suggest the same), since the date of the Balance Sheet, certain of Seller’s customers have slowed or reduced their purchases from Seller. See specific customer information attached hereto as Annex 3.15-1. Seller is unable to predict or ascertain whether any or all of such customers will resume (or increase) their level of purchase of product following the Closing.

14.	As a result of the death of Aaron Anton on July 12, 2007, the value of Seller as a going concern may have been substantially reduced.

EXHIBIT H

Part 3.19

(Absence of Certain Changes and Events)

1.	See the list of Material Adverse Events on Part 3.15.

AMENDMENT NO. 7
TO
ASSET PURCHASE AGREEMENT

Amendment No. 7, dated September 4, 2007 (“AMENDMENT NO. 7”), to the Asset Purchase Agreement (“Purchase Agreement”), dated June 1, 2007, as amended by that certain Amendment No. 1, dated July 9, 2007, as further amended by that certain Amendment No. 2, dated August 2, 2007, as further amended by that certain Amendment No. 3, dated August 9, 2007, as further amended by that certain Amendment No. 4, dated August 16, 2007 and as further amended by that certain Amendment No. 5, dated August 24, 2007, as amended by that certain Amendment No. 6, dated August 31, 2007, is by and among Solomon Technologies, Inc., a Delaware corporation (“Buyer”), by itself and through its wholly-owned subsidiary Del-Inc Acquisition LLC, a Delaware limited liability company (“Acquisition Sub”; together with Buyer, the “Buyers”), Deltron, Inc., a Pennsylvania corporation (“Seller”), Corporación Delinc, S.A. de C.V., a Reynosa, Tamaulipas, Mexico corporation (“Subsidiary”), Aaron Anton, a resident of the Commonwealth of Pennsylvania (“Anton”), acting individually and as agent for the other shareholders listed in Part 3.3 of the Purchase Agreement (“Other Shareholders”; together with Anton, collectively, “Shareholders”).

The parties to the Purchase Agreement have determined to amend the Purchase Agreement as set forth below.

Capitalized terms not defined herein have the meanings assigned those terms in the Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1. Amendment. The Purchase Agreement is hereby amended as follows:

A. Section 2.6Closing. The first two sentences of Section 2.6 are hereby deleted in their entirety and replaced with the following:

“The purchase and sale provided for in this Agreement (the “Closing”) will take place remotely by facsimile and by electronic transmission at 10:00 a.m. on or before September 5, 2007, or at such other place, time and date as Buyers and Seller otherwise agree (the “Closing Date”). The Closing will be deemed to be effective at 11:59 p.m. EDT as of August 31, 2007 (the “Effective Date”).”

B. Section 2.4(a). Section 2.4(a) is hereby amended by adding the following phrase after “On the Closing Date”: “, but effective as of the Effective Date”

C.  Sections 2.7(a)(viii), 2.7(b)(vi) and 2.7(b)(vii). Sections 2.7(a)(viii), 2.7(b)(vi) and 2.7(b)(vii) are each hereby amended by: (a) deleting the phrase “as of the Closing” and replacing it with “as of the Effective Date”; and deleting the phrase “at or before the Closing” and replacing it with the phrase “at or before the Effective Date”.

D.  Article VII. The introduction to Articles VII and VIII are each hereby amended by deleting the phrase “at or prior to the Closing” and replacing it with “at or prior to the Effective Date”.

E.  Section 10.14. Section 10.14 is hereby amended by adding the following phrase after the phrase “prior to the Closing Date” in each of the two instances where such phrase appears in such Section: “, effective as of the Effective Date”.

F. The following Sections are amended by replacing the term “Closing Date” with the term “Effective Date”: 2.1, 2.1(i), 2.1(n), 3.3(b), 3.4(b), 3.11, 3.12, 3.14(a), 3.14(b), 3.21, 5.11, 7.9, 10.1(a), 10.1(b)(i), 10.1(c)(i), 10.1(c)(ii), 10.4, 10.7, 10.9, 10.13(b), 11.1, 11.2(a), 11.2(c), 11.2(e), 11.2(h), 11.3(a), 11.3(b), 11.4(e) and 11.4(f).

G.  The following Sections are amended by replacing the phrase “as of the Closing” with the phrase “as of the Effective Date”: 2.7(a)(viii), 2.7(a)(ix)(A), 2.7(a)(ix)(B), 2.7(b)(viii), 2.7(b)(ix), and 2.8.

H.  The following Sections are amended by replacing the term “Closing” with the phrase “Effective Date”: 3.4(b), 3.9(a), 3.9(b), 3.25, 5.2, 7.1, 8.1, and 10.1(b)(i).

I. Annex 1.1 Definitions. Annex 1.1 is hereby amended by adding the following definitions:

i.	“Effective Date” - as defined in Section 2.6.

Annex 1.1 is further amended by deleting the phrase “dated the Closing Date” as used in the definition of “Earn-Out Agreement” and replacing it with the phrase “dated the Effective Date”:

J. Exhibits. Section 1.U of Amendment No. 6 is amended by replacing the phrase “Closing Date” with the phrase “Effective Date.

2. Reimbursement of Expenses. Buyers acknowledge that Seller advanced Twenty Eight Thousand Dollars ($28,000) to Subsidiary on September 4, 2007 in order to meet Subsidiary’s payroll obligations. At the Closing, Buyers agree to reimburse Seller the full amount of the advance to Subsidiary. Buyer shall have no obligation under this Paragraph 2 if the Closing does not occur.

3. Affirmation. Except as expressly modified hereby, all terms and conditions of the Purchase Agreement and any ancillary documents attached as exhibits to the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties signatory thereto.

4. Execution. This Amendment No. 7 may be executed in any number of counterparts, each of which when so executed and delivered, whether by hand, electronic mail or facsimile, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

{Signature Page Follows}

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 7 on the day and year first above written.

Buyer:		Seller:

SOLOMON TECHNOLOGIES, INC:		DELTRON, INC.:

By:	Gary Brandt	By:	John Zampetti
Its:	Chief Executive Officer	Its:	Vice President

Acquisition Sub:		Subsidiary:

DEL-INC ACQUISITION LLC:		CORPORACION DELINC S.A. DE C.V.:

By:	Gary Brandt	By:	John Zampetti
Its:	President & Secretary	Its:	Sole Administrator

Shareholders:

By:	Aaron Anton, individually and as agent on
behalf of the Other Shareholders

	By:	Leslie Clifton, as duly appointed Co-Executor of Anton’s Estate

	By:	Aimee Howley, as duly appointed Co-Executor of Anton’s Estate

	By:	Samuel E. Dennis, as duly appointed Co-Executor of Anton’s Estate